EXHIBIT 10.68

                           TRIMBLE NAVIGATION LIMITED
                     NONQUALIFIED DEFERRED COMPENSATION PLAN

                            PLAN AND TRUST AGREEMENT
                          (EFFECTIVE FEBRUARY 10, 1994)



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                           TRIMBLE NAVIGATION LIMITED

                NONQUALIFIED DEFERRED COMPENSATION PLAN AND TRUST



         THIS PLAN AND TRUST AGREEMENT, effective as of February 1, 1994 (the "Effective Date"), is made and entered into by and between Trimble Navigation Limited (the "Company"), acting on behalf of itself and any subsidiaries, and John H. Barnet as trustee (the "Trustee"). Throughout, Company shall include wherever relevant any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity or investment interest, as determined by the Company.


RECITALS:

     1........The Company wishes to establish a supplemental employee retirement plan for the benefit of a select group of highly compensated employees designated by the Company, and in its sole discretion, as eligible executives ("Executives").

     2........The  Company  wishes to  provide  that the plan to be  established under this plan or agreement shall be designated as the Trimble Navigation Limited Nonqualified Deferred Compensation Plan (the "Plan").

     3........The  Company  wishes to provide  under the Plan for the payment of vested accrued benefits to the Executives and their beneficiary or beneficiaries ("Trust Beneficiaries").

     4........The  Company  wishes to  provide  under the Plan that the  Company shall pay all of the accrued benefits from its general assets.

     5........The   Company   wishes  to  establish   two   irrevocable   trusts
(individually, a "Trust," and together, the "Trusts") to set aside contributions by the Company to meet its obligations under the Plan.

     6........The Company wishes to make contributions to the Trusts and that such contributions be held by the Trustee and invested, reinvested and distributed, all in accordance with the provisions of this Plan.

         7........The  Company intends that amounts  allocated to the Trusts and the earnings thereon shall be used by the Trustee to satisfy the liabilities of the Company under the Plan with respect to each Executive for whom an Account has been established and such utilization shall be in accordance with the procedures set forth herein.

     8........The  Company intends that the Trusts be "grantor  trusts" with the corpus and income of the Trusts treated as assets and income of the Company for federal and state income tax purposes.


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     9........The  Company  intends  that the assets of the Trusts  shall at all times be subject to the claims of the general creditors of the Company as provided in Article XI.

         10.......The Company intends that the existence of the Trusts shall not alter the characterization of the Plan as "unfunded" for purposes of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall not be construed to provide income to the Executives under the Plan prior to actual payment of the vested accrued benefits thereunder.

         NOW THEREFORE, the Company does hereby establish the Plan and Trusts as follows and does also hereby agree that the Plan and Trusts shall be structured, held and disposed of as follows:


                                    ARTICLE I

                               PLAN ADMINISTRATION

         A........The  Plan  shall  be  administered  by  John  H.  Barnet  (the
"Administrator").  Subject  to the  provisions  in the Plan and to the  specific
duties  delegated  by  the  Board  of  Directors  to  such  Administrator,   the
Administrator shall be responsible for the general administration and interpretation of the Plan and for carrying out its provisions. The Administrator shall have such powers as may be necessary to discharge its duties hereunder, including, but not by way of limitation, the following powers and duties:

                  (1) discretionary authority to construe and interpret the terms of the Plan, and to determine eligibility and the amount, manner and time of payment of any benefits hereunder;

                  (2) to prescribe procedures to be followed by Executives for purposes of Plan participation and distribution of benefits; and

                  (3) to take such other action as may be necessary and appropriate for the proper administration of the Plan.

         B........The Administrator may adopt such rules, regulations and bylaws and may make such decisions as it deems necessary or desirable for the proper administration of the Plan. Any rule or decision that is not inconsistent with the provisions of the Plan shall be conclusive and binding upon all persons affected by it, and there shall be no appeal from any ruling by the Administrator that is within its authority, except as otherwise provided herein.


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                                   ARTICLE II

             ELIGIBILITY, PARTICIPATION AND BENEFICIARY DESIGNATION

         A........Eligible  Employees.  The  following  categories  of employees
("Eligible Employees") shall be eligible to participate in the Plan: (i) employees who are designated as eligible to participate on the attached Exhibit A to this Plan; and (ii) any other employee or category of employee that is designated by the Administrator as eligible to participate in the Plan. The Administrator reserves the right to modify the definition of eligible employee at any time. Any Eligible Employee who has commenced participation in the Plan shall be referred to in this Plan as an "Executive."

         B........Participation.   Each   Executive   may   elect  to   commence
participation in the Plan by completing a Trimble Navigation Limited Nonqualified Deferred Compensation Plan Deferred Compensation Agreement ("Deferred Compensation Agreement") within 30 days following the Effective Date. Any individual who becomes an Eligible Employee after the Effective Date may participate in the Plan by filing a Deferred Compensation Agreement within 30 days following the date on which the Administrator gives such individual written notice that the individual is an Eligible Employee. Any Eligible Employee who does not execute a Deferred Compensation Agreement within the time periods described herein may nevertheless participate in the Plan commencing with Compensation paid in the next succeeding calendar year by filing an executed Deferred Compensation Agreement with the Administrator before the beginning of such calendar year.

         C........Beneficiary Designation. Each Executive, prior to entering the
Plan, shall designate a beneficiary or beneficiaries to receive the remainder of any interest of the Executive under the Plan. An Executive may change his or her beneficiary designation at any time on written notice to the Administrator. Each beneficiary designation shall be in a form prescribed by the Administrator and will be effective only when filed with the Administrator during the Executive's lifetime. Each beneficiary designation filed with the Administrator will cancel all previously filed beneficiary designations. In the absence of a valid designation, or if no designated beneficiary survives the Executive, the Executive's interest shall be distributed to the Executive's estate.


                                   ARTICLE III

                       PLAN CONTRIBUTIONS AND ALLOCATIONS


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         A........Participant  Deferrals.  Each Executive  participating  in the
Plan shall execute a Deferred Compensation Agreement authorizing the Company to withhold a percentage of the Executive's Compensation which would otherwise be paid to the Executive with respect to services rendered. Compensation shall be defined for purposes of the foregoing as the cash compensation payable to the Executive in connection with the Executive's services to the Company, including all amounts which an Executive elects to have the Company contribute on his behalf as a deferral contribution ("Compensation"). The deferral percentage is applied to Compensation after all other applicable payroll deductions have been applied. The Administrator may, in its discretion, establish in the Deferred Compensation Agreement minimum and maximum levels of bonus and non-bonus compensation that may be deferred pursuant to the Plan. Compensation deferrals made by an Executive under this Plan shall be held as an asset of the Company and the Company intends to deposit the amounts deferred into the Trusts.

         B........Election  Changes.  An  Executive  may,  in  such  form as the
Administrator may prescribe, discontinue deferral of future compensation at any time; however, no other modifications to the Deferred Compensation Agreement may be made prior to the commencement of the calendar year following written notification to the Company of any desired modifications. The Administrator has the power to establish uniform and nondiscriminatory rules and from time to time to modify or change such rules governing the manner and method by which Compensation deferral contributions shall be made, as well as the manner and method by which Compensation deferral contribution may be changed or discontinued temporarily or permanently. All Compensation deferral contributions shall be authorized by the Executive in writing, made by payroll deduction, deducted from the Executive's Compensation without reduction for any taxes or withholding (except to the extent required by law or the regulations) and paid over to the Trusts by the Company. Notwithstanding the foregoing, each Executive shall remain liable for any and all employment taxes owing with respect to such Executive's Compensation deferral contributions.

         C........Cessation of Eligible Status. In the event an Executive ceases to be an Eligible Employee while also a participant in the Plan, such employee may continue to make Compensation deferral contributions under the Plan through the end of the payroll period in which the employee ceases to be an Eligible Employee. Thereafter, such employee shall not make any further Compensation deferral contributions to the Plan unless or until he or she again meets the eligibility requirements of Article II above.

         D........Company  Matching  Contributions.  As of the  last day of each calendar year or such earlier time or times as the Administrator may determine, the Company may make matching contributions to the Trusts in such amount as the Board of Directors of the Company shall specify.

         E........Company  Discretionary Contributions.  The Company may, in its
sole discretion, make discretionary contributions to the Accounts of one or more Executives at such times and in such amounts as the Board of Directors of the Company shall determine.

         F........Allocations.  The Compensation deferral  contributions and any
Company contributions made under the Plan on behalf of an Executive shall be credited to the Executive's Account. The Administrator shall establish and maintain separate subaccounts as it determines to be necessary and appropriate for the proper administration of the Plan. Each Executive Account consists of the aggregate interest of the Executive under the Plan (and in the Trust Funds, as such term is defined in Article V), as reflected in the records maintained by the Company for such purposes.


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                                   ARTICLE IV

                                     VESTING

         A........Compensation   Deferral   Contributions.   The   value  of  an
Executive's   Account   attributable   to  Executives'   Compensation   deferral
contributions shall always be fully vested and nonforfeitable.

         B........Company  Contributions.  The value of an  Executive's  Account attributable to any Company contributions pursuant to Article III.D and E shall vest in its entirety five (5) years after the date of the Company contribution to which such value relates, provided the Executive has remained in the continuous employ of the Company throughout such five-year period. If the Executive's employment with the Company terminates for any reason prior to the expiration of such five-year period, no portion of the Executive's Account attributable to Company contributions occurring within the preceding five-year period shall be considered vested for purposes of of this Plan. Upon termination of an Executive's employment with the Company for any reason, any portion of the Executive's Account that is not then vested (including allocable earnings, as determined by the Administrator), shall be forfeited.


                                    ARTICLE V

                                   TRUST FUND

         A........Trusts.  The Company  hereby  establishes  the Trusts with the
Trustee, consisting of such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, shall constitute the "Trust Funds." The Trust Funds shall at all times be subject to the claims of general creditors of the Company as provided in Article XI.

         B........Grantor   Trusts.  The  Trusts  hereby  established  shall  be
irrevocable, but for the issuance by the Internal Revenue Service of unfavorable tax rulings on the status of the Trusts as grantor trusts. Subject to Article XI, assets of the Trusts shall be held for the exclusive purpose of providing vested accrued benefits to the Trust Beneficiaries and defraying expenses of the Trusts in accordance with the provisions of this Plan. No part of the income or corpus of the Trust Funds shall be recoverable by or for the Company prior to the termination of the Trusts and the satisfaction of all liabilities under the Plans.

     C........Assignment.  No right or interest to receive accrued benefits from the Trusts may be assigned, sold, anticipated, ---------- alienated or otherwise transferred by the Trust Beneficiaries.

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         D........Trustee. The Trustee accepts the Trusts established under this
Plan on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Plan.

         E........Trust  Assets.  The  principal  of the Trusts and any earnings thereon shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes herein set forth. Neither the Trust Beneficiaries nor the Plan shall have any preferred claim on, or any beneficial ownership interest in, any assets of the Trusts prior to the time such assets are paid to a Trust Beneficiary as vested accrued benefits as provided in Article IX, and all rights created under the Plan and the Trusts under this Plan shall be mere unsecured, contractual rights of the Executives against the Company.


                                   ARTICLE VI

               GENERAL DUTIES OF THE ADMINISTRATOR AND THE TRUSTEE

         A........Administrator  Duties.  The  Administrator  will  provide  the
Trustee with a copy of any future amendment to this Plan promptly upon its adoption. The Administrator may from time to time hire outside consultants, accountants, actuaries, legal counsel or recordkeepers to perform such tasks as the Administrator may from time to time determine.

         B........Trustee  Duties. The Trustee shall manage, invest and reinvest the Trust Funds as provided in Article XII of this Plan. The Trustee shall collect the income on the Trust Funds, and make distributions therefrom, all as hereinafter provided.

         C........Company  Contributions.  While the Plan remains in effect, and prior to a Change in Control, as defined below, the Company shall make contributions to the Trust Funds at least once each quarter. The amount of any quarterly contributions shall be at the discretion the Company. At the close of each calendar year, the Company shall make additional contributions to the Trust Funds to the extent that previous contributions to the Trust Funds for the current calendar year are not equal to the total of the Compensation deferrals made by each Executive plus Company matching contributions and discretionary contributions, if any, accrued, as of the close of the current calendar year. The Trustee shall not be liable for any failure by the Company to provide contributions sufficient to pay all accrued benefits under the Plan in full in accordance with the terms of this Plan.

         D........Department  of  Labor  Determination.  In the  event  that any
Executives are found to be ineligible, that is, not members of a select group of highly compensated employees, according to a determination made by the Department of Labor, the Administrator will take whatever steps it deems necessary, in its sole discretion to equitably protect the interests of the affected Executives.

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                                   ARTICLE VII

                       ALLOCATION OF TRUST INCOME OR LOSS

         A........Determination  of Net Income.  As of each  Valuation  Date (as defined in Article VII.D below), the Administrator shall determine the net income or loss of the Trust Funds based on a statement from the Trustee of the receipts and disbursements of the Trust Funds since the immediately preceding Valuation Date and of the fair market value of the Trust Funds as of the Valuation Date. If one or more separate investment funds have been established as provided in Article XII, each fund shall be valued separately on each Valuation Date and the net income or loss of each fund shall be allocated to each Account invested in such investment fund. In addition, self-directed accounts as defined under Article XII.B shall be valued according to Section C of this Article.

         B........Valuation.  As  of  each  Valuation  Date  and  prior  to  any allocation of contributions and forfeitures to be made as of such date, the net income or loss of the Trust Funds since the immediately preceding Valuation Date, including net appreciation or depreciation and any expenses paid by the Trusts, shall be allocated to each Account in the ratio that the value, as of the immediately preceding Valuation Date of each such Account invested in the Trust Funds bears to the value, as of the immediately preceding Valuation Date, of all Accounts invested in the Trust Funds. If one or more separate investment funds have been established, the net income or loss of each fund shall be allocated to each Account invested in such investment fund in proportion to the value of each Account invested in such funds as of the immediately preceding Valuation Date. The Administrator shall adopt suitable procedures to establish a proportionate crediting of Trust income or loss to those portions of Accounts in the case of contributions or hardship withdrawals that have occurred in the interim period since the immediately preceding Valuation Date.

         C........Valuation   of  Segregated   Accounts.   The  portion  of  any
Executive's Account invested on a segregated basis as provided in Article XII shall be valued separately on each Valuation Date and the net income or loss allocated to such Account shall be based on the assets, including income, gain, loss and/or other change in value of the assets constituting such portion of the Account.

         D........Valuation  Dates.  The Trust Funds,  any  separate  investment funds and any segregated account shall be valued as of the last day of each calendar year and as of any other date the Company directs the Trustee to value the Trust Funds, as provided in Article VII.E.

         E........Special  Valuation  Dates  at  Administrator  Discretion.  The
Administrator may direct the Trustee to determine the fair market value of the Trust Funds and may make a determination of Trust income or loss as of any date other than the last day of a calendar year.


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                                  ARTICLE VIII

                              EXECUTIVES' ACCOUNTS

         A........Separate Accounts. The Administrator shall open and maintain a separate Account for each Executive. Each Executive's Account shall reflect the amounts allocated thereto and distributed therefrom and such other information as affects the value of such Account pursuant to this Plan. The Administrator may maintain records of Accounts to the nearest whole dollar.

         B........Statement of Accounts. As soon as practicable after the end of each calendar year the Administrator shall furnish to each Executive a statement of his Account, determined as of the end of such calendar year. Upon the discovery of any error or miscalculation in an Account, the Administrator shall correct it, to the extent correction is practically feasible; provided, however, that any such statement of Account shall be considered to reflect accurately the status of the Executive's Account for all purposes under the Plan unless, subject to any longer period required by ERISA, the Executive reports a discrepancy to the Administrator within six (6) months after receipt of the statement. The Administrator shall have no obligation to make adjustments to an Executive's Account for any discrepancy reported to the Administrator more than six (6) months after receipt of the statement, or for a discrepancy caused by the Executive's error. Statements to Executives are for reporting purposes only, and no allocation, valuation or statement shall vest any right or title in any part of the Trust Funds, nor require any segregation of Trust assets, except as is specifically provided in this Plan.

         C........Accounts   Which  Are  Not  Segregated.   When  employment  is
terminated and payment is not deferred, the amount of the payment shall be based on the value of the vested portion of the Executive's Account as of the Valuation Date immediately preceding his termination date plus any contribution subsequently credited to such Account and less any distributions subsequently made from the Account.

         D........Segregated Accounts. Payment to an Executive shall be based on the value of the vested portion of the Executive's segregated Account at the date of distribution. The value of his or her segregated Account shall be the current fair market value, including any income or loss, of the property constituting such segregated Account.


                                   ARTICLE IX

                         PAYMENTS TO A TRUST BENEFICIARY

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         A........General.   Payments  of  vested  accrued   benefits  to  Trust
Beneficiaries from the Trust Funds shall be made in accordance with the Deferred Compensation Agreement between the Company and the Executive; provided, however, the Trustee shall make such payments, as directed by the Administrator, only to the extent the Company is not at such time Insolvent as defined in Article XI. Except as otherwise expressly provided in the Executive's Deferred Compensation Agreement, no distribution shall be made or commenced prior to the Executive's termination of employment or death, or a "Change of Control," whichever occurs earlier. An Executive who makes an Early Distribution Election (as defined in the Deferred Compensation Agreement) may, at least one year prior to the distribution date specified in such Early Distribution Election, revoke such Election in favor of a subsequent distribution date; provided that an Executive may revoke an Early Distribution election once only. For purposes of this Plan, a "Change in Control" shall be deemed to have occurred if any person (including a "Group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires shares of the Company either (i) having a majority of the total number of votes that may be cast for the election of directors of the Company or (ii) possessing, directly or indirectly, the power to control the direction of management or policies of the Company; provided, however, that no Change of Control shall be deemed to occur in the event of a merger, consolidation or reorganization of the Company where the shareholders of the Company immediately prior to such merger, consolidation or reorganization own greater than 50% of the outstanding shares of the Company immediately after such merger, consolidation or reorganization. The Trustee shall have no responsibility to determine whether a Change in Control has occurred and shall be advised of such event by the Company.

         B........Cash  Distributions.  Where  the  distribution  of  all or any portion of an Executive's Account is to be deferred in the form of cash, the Account shall continue to be held and invested in the Trusts subject to revaluation as provided in Article VII.

         C........In Kind Distributions. In kind distributions shall be (i) made only in a form of investment that was held on behalf of the Executive as a segregated investment pursuant to Article XII.B in a separate investment fund pursuant to Article XII.D immediately preceding the date of distribution, (ii) limited to the amount of such investment so held, and (iii) based on the fair market value of the distributable property, as determined by the Trustee at the time of distribution.

         D........Method of Distribution. Payment to any Trust Beneficiary shall be made pursuant to the Deferred Compensation Agreement executed by the Executive, in whole or in part. A Trust Beneficiary may specify, at least ninety
(90) days prior to the commencement of any distribution, whether such distribution shall be made in a lump sum or in installments.

                  (1)      In a lump sum, in cash and/or in kind, or

                  (2) In annual installments equal to 1/n of the Executive's vested accrued benefit where n is the number of installments remaining to be paid.

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         E........Certain  Distributions. In case of any distribution to a minor or to a legally incompetent person, the Administrator may (1) direct the Trustee to make the distribution to his legal representative, to a designated relative, or directly to such person for his benefit, or (2) instruct the Trustee to use the distribution directly for his support, maintenance, or education. The Trustee shall not be required to oversee the application, by any third party, of any distributions made pursuant to this Article IX.E.

         F........IRS  Determination.  Notwithstanding  any other  provisions of this Plan, if any amounts held in either Trust are found in a "determination" (within the meaning of Section 1313(a) of the Internal Revenue Code of 1986, as amended (the "Code")) to have been includible in the gross income of any Trust Beneficiary prior to payment of such amounts from such Trust, the Trustee shall as soon as practicable pay such amounts to the Trust Beneficiary, as directed by the Company. For purposes of this Section, the Trustee shall be entitled to written notice from the Administrator that a determination described in the preceding sentence has occurred and to receive a copy of such notice. The Trustee shall have no responsibility until so advised by the Administrator.

         G........Limitation   on  Distributions.   Notwithstanding   any  other
provision of this Plan, the Trustee shall limit each distribution to each "covered employee" (as such term is defined in Section 162(m) of the Code) of the Company at the time of each such distribution, such that the sum of (i) the distributions made to such covered employee and (ii) the other "applicable employee remuneration" (as such term is defined in Section 162(m) of the Code) paid to such covered employee, during the fiscal year in which such distribution is made, does not exceed $1,000,000.


                                    ARTICLE X

                              HARDSHIP WITHDRAWALS

         A........General   Rule.   At  the   request  of  an   Executive,   the
Administrator shall authorize a withdrawal at any time of the accrued benefit attributable to the Executive's Compensation deferrals and gains or losses thereon under the Executive's Account, provided that authorization for such withdrawal and the amount thereof shall be given only on account of an unforeseeable emergency. The term "unforeseeable emergency" shall mean severe financial hardship to the Executive resulting from a sudden and unexpected illness or accident of the Executive or of a dependent (as defined in Internal Revenue Code section 152(a)) of the Executive, loss of the Executive's property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Executive. The circumstances that will constitute an unforeseeable emergency will depend upon the facts of each case, but in any case, payment may not be made to the extent that such hardship is or may be relieved --

                  (1) hrough reimbursement or compensation by insurance or otherwise,

                  (2) By liquidation of the Executive's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship, or


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                  (3) By cessation of deferrals under the Plan.

The Administrator shall establish reasonable procedures and guidelines uniformly applied, to determine whether an unforeseeable emergency exists; provided, however, that no withdrawal request shall be granted if to do so could result in the inclusion of Trust Funds amounts in the gross income of Trust Beneficiaries prior to payment of such amounts from the Trust Funds because approval of such request would be inconsistent with any applicable statute, regulation, notice, ruling or other pronouncement of the Internal Revenue Service interpreting this or similar provisions.


                                   ARTICLE XI

                  TRUSTEE RESPONSIBILITY REGARDING PAYMENTS TO
                   TRUST BENEFICIARIES WHEN COMPANY INSOLVENT

     A........Company  Insolvency.  The Company shall be considered  "Insolvent"
and an "Insolvency" shall be deemed to exist for purposes of this Plan under any of the following circumstances:

                  (1) The Company is unable to pay its debts as they mature, defined as having a weighted average overdue payables balance in excess of 270 days.

                  (2) A receiver or trustee is appointed to take possession of all or substantially all of the assets of the Company.

                  (3) There is a general assignment by the Company for the benefit of creditors.

                  (4) An action or proceeding is commenced by or against the Company under any insolvency or bankruptcy act, or any other statute or regulation having as its purpose the protection of creditors, and the action or proceeding is not discharged within 60 days after the date of commencement.

         B........Plan Suspension. Notwithstanding any provision in this Plan to the contrary, if at any time while either Trust is still in existence the Company becomes Insolvent, the Trustee shall upon written notice thereof suspend the payment of all amounts from the existing Trust Funds and shall thereafter
(i) not permit any further elective Compensation deferral contributions by the Executives and (ii) discontinue all contributions by the Company to the existing Trusts on behalf of the Executives. The Trustee shall hold the existing Trust Funds in suspense for the benefit of the Company's creditors until it receives a court order directing the disposition of the existing Trust Funds; provided, however, that the Trustee may deduct or continue to deduct its fees and expenses, including fees of any consultants, actuaries, accountants, legal counsel or recordkeepers retained by the Company or Trustee to provide services to the Trusts.

         C........Notice  of  Insolvency.  By its approval and execution of this
Plan, the Company represents and agrees that its Board of Directors, the Administrator, and its Chief Executive Officer, as from time to time acting, shall have the fiduciary duty and responsibility on behalf of the Company's creditors to give to the Trustee prompt written notice of the Company's Insolvency and the Trustee shall be entitled to rely thereon to the exclusion of all directions or claims to pay vested accrued benefits thereafter made. Absent such notice, the Trustee shall have no responsibility for determining whether or not the Company has become Insolvent.

         D........If  after being  Insolvent,  the Company later becomes solvent without the entry of a court order concerning the disposition of the Trust Funds, or if any bankruptcy or insolvency proceedings referred to in Article XI.A are dismissed, the Company shall by written notice so inform the Trustee and the Trustee shall thereupon resume all its duties and responsibilities under this Plan without regard to this Article XI until and unless the Company again becomes Insolvent as such term is defined herein.

         E........If the Trustee discontinues  payments from the Trusts pursuant to this Article XI and subsequently resumes payments, or removes the suspended status of the Trusts, interest will be added to the Accounts of all Executives, including those Accounts from which a payment was held in suspense, for the period of discontinuance at not less than the average rate on 90-Day Treasury Bills auctioned during the period of discontinuance, to be determined and calculated by the Company. The Company will not make any other contributions to the Trusts that otherwise would have been made during the period of discontinuance.


                                   ARTICLE XII

                   INVESTMENT AND ADMINISTRATION OF TRUST FUND

         A........Investments.  The Trustee shall have the power:

                  (1) To invest and reinvest the Trust Funds; provided, however, the Trustee may delegate this investment authority, in whole or in part, and subject to such terms and conditions and as the Trustee shall require, to the Administrator, an Investment Manager who meets the requirements of Section 3(38) of ERISA, and, in accordance with Sections B through F below, Executives participating in the Plan (with respect to their own account), and provided further than in no event shall the Trust Funds be invested in securities of Trimble Navigation Limited;

                  (2) To collect and receive any and all money and other property due to the Trust Funds and to give full discharge therefore;

                  (3) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trusts; to commence or defend suits or legal proceedings to protect any interest of the Trusts; and to represent the Trusts in all suits or legal proceedings in any court or before any other body or tribunal;

                  (4) Generally to do all acts, whether or not expressly authorized, which the Trustee may deem necessary or desirable for the protection of the Trust Funds.

                  Persons dealing with the Trustee shall be under no obligation to see to the proper application of any money paid or property delivered to the Trustee or to inquire into the Trustee's authority as to any transaction.

         B........Segregated  Investments  -  Participant  Direction  Permitted.
Subject to the provisions of Article XII.A. and at the discretion of the Administrator, Executives may be permitted to direct the Trustee in writing regarding the investment of funds in their Accounts, in a manner and form prescribed by the Administrator; provided, however, that such right to direct shall apply on a nondiscriminatory basis to all Executives who meet the requirements established by the Administrator. Such directed investment Accounts shall be segregated and shall be valued separately by the Trustee under the provisions of Article VII.C. Valuations of such Accounts shall be made at such times as the Administrator may require, but no less frequently than annually. In no event, for valuation purposes, shall the property constituting such segregated Accounts, or the net income or loss thereon, be commingled with other Executives' Accounts. Such segregated Accounts may be charged with their proportionate share of any general expenses charged to the Trusts or with the full share of any expense incurred directly or indirectly in connection with such Accounts.

         C........Participant  Direction  Subject to  Administrator  and Trustee
Approval. Neither the Administrator nor the Trustee shall be under any obligation to approve or disapprove any specific investment medium. Neither the Company nor the Trustee has any liability for any losses or damage that may occur or result from (i) the approval of or failure to approve of any specific investment medium; (ii) the imposition of any administrative rules relating to the timing of investment elections of any sort; or (iii) any administrative delay in carrying out or failure to carry out investment elections within a specified time. The Administrator or the Trustee may disapprove or refuse to carry out any investment directions which in its opinion would subject the Company or the Trustee to burdensome administrative responsibilities or which the Administrator determines to be inappropriate from a legal, financial or social perspective. Prior to carrying out any investment direction of an Executive, the Trustee may require releases or any other documents, agreements or indemnifications as it may consider necessary. The Trustee, in approving any investment medium or in making investments under this Plan, shall not be restricted by statutes governing the legal investment of trust funds.

         D........Separate   Investment  Funds  -  Administrator  May  Establish
Separate Funds. The Administrator may, in its sole discretion, direct the Trustee to create one or more separate investment funds, having such different specific investment objectives as the Administrator shall from time to time determine. The Administrator shall determine and may from time to time redetermine the number of investment funds and the specific objectives of said funds and the investments or kinds of investment which shall be authorized therefor.

                  Each Participant has the right to instruct the Administrator to direct the Trustee in writing to invest his Account in one or more separate investment funds, or in a directed investment, provided, however, that if any Executive fails to make a direction pursuant to this Article as to all or any part of such Account, the undirected portion of an Executive's Account shall be invested by the Trustee.

         E........Administrator To Establish Rules. The Administrator may at any
time make such uniform and nondiscriminatory rules as it determines necessary regarding the administration of the directed investment option. The
Administrator may also develop and maintain rules governing the rights of Executives to change their investment directions and the frequency with which such changes can be made.


                                  ARTICLE XIII

                              ACCOUNTING BY TRUSTEE

         The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be done, including such specific records as shall be agreed upon in writing between the Administrator and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by the Administrator, the Administrator's representatives or agents. Within one hundred and twenty (120) days following the close of each calendar quarter and within one hundred and twenty (120) days after the removal or resignation of the Trustee, the Trustee shall deliver to the Administrator a written account of its administration of the Trusts during such quarter or during the period from the close of the last preceding quarter to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other actions effected by it, including a description of all securities and investments purchased and sold, with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trusts at the end of such quarter or as of the date of such removal or resignation, as the case may be. The written approval of any accounting by the Administrator shall be final as to all matters and transactions stated or shown therein and binding upon the Administrator and all persons who then shall be or then after shall become interested in the Trusts. Failure of the Administrator to notify the Trustee within 180 days after receipt of any accounting of its disapproval of such accounting shall be the equivalent of written approval.

                                   ARTICLE XIV

                            RESPONSIBILITY OF TRUSTEE

         The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use; provided, however, that the Trustee shall incur no liability to anyone for any action taken pursuant to a direction, request or approval given by the Administrator or any Executive which is contemplated by and complies with the terms of this Trust Agreement, and to that extent the Trustee shall be relieved of the prudent person rule for investments. The Trustee may hire agents, accountants, actuaries recordkeepers and financial consultants. Expenses of such persons shall be deemed to be expenses of management and administration of the Trusts within the meaning of
Article XV.D, below. The Trustee shall have, without exclusion, all powers conferred on Trustees by applicable law unless expressly provided otherwise herein.


                                   ARTICLE XV

                   TAXES, EXPENSES AND COMPENSATION OF TRUSTEE

         A........Company Assets. It is the intention of the Company to have the corpus and income of the Trusts established hereunder treated as assets and income of the Company to be used to satisfy the Company's legal liability under the Plan in respect of all of the Executives, and the Company agrees that all income, deductions and credits of the Trust Funds belong to the Company as owner for income tax purposes and will be included on the Company's income tax returns.

         B........Taxes.   The  Company  shall  from  time  to  time  pay  taxes
(references in this Plan to the payment of taxes shall include interest and applicable penalties) of any and all kinds whatsoever which at any time are lawfully levied or upon or become payable in respect of the Trust Funds, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust Funds are not paid by the Company or contested by the Company pursuant to the last sentence of this Article, the Trustee shall pay such taxes out of the Trust Funds, and the Company shall, upon demand by the Trustee, deposit into the Trust Funds an amount equal to the amount paid from the Trust Funds to satisfy such tax liability. If requested by the Company, the Trustee shall at the Company's expense, contest the validity of such taxes in any manner deemed appropriate by the Company or its counsel, but only if it has received an indemnity bond or other security satisfactory to it to pay any expenses of such contest. Alternatively, the Company may itself contest the validity of any such taxes, but any such contest shall not affect the Company's obligation to reimburse the Trust Funds for taxes paid from the Trust Funds.

         C........Withholding.  In making payments from the Trusts,  the Trustee shall be liable for federal income tax withholding, and shall withhold the appropriate amount of tax, if any, as provided by applicable law and regulation, from any payment made to a Trust Beneficiary, unless the Company does not provide the Trustee with the necessary information as set forth in regulations, in which case the Company shall assume all relevant liability.

         D........Compensation;  Expenses.  The Trustee may be paid compensation by the Company in accordance with any written agreement for this purpose between them; provided, however, that a Trustee who is an officer, director or employee of the Company shall serve without compensation. The Trustee shall be reimbursed by the Company for its reasonable expenses of management and administration of the Trusts, including reasonable compensation of any agent engaged by the Trustee to assist it in such management and administration. The Trustee shall be able to charge the Trust Funds for such compensation and for any reasonable expenses including counsel, appraisal or accounting fees, and the same may be deducted from the Trust Funds unless paid by the Company within sixty (60) days after the Company receives written billing by the Trustee; provided that this paragraph shall not apply while a dispute over the amount of such charges exists.


                                   ARTICLE XVI

                              PROTECTION OF TRUSTEE

         A........Certification.  The Company  shall  certify to the Trustee the name or names of any person or persons authorized to act for the Company. Such certification shall be signed by the Secretary of the Company duly authorized by the Board of Directors. Until the Company notifies the Trustee, in a similarly signed notice, that any such person is no longer authorized to act for the Company, the Trustee may continue to rely upon the authority of such person. The Trustee may rely upon any certificate, notice or direction of the Company which the Trustee reasonably believes to have been signed by a duly authorized officer or agent of the Company. Notices to the Trustee shall be sent in writing to the Trustee, c/o Trimble Navigation Limited, 585 N. Mary Avenue, Sunnyvale, California 94088-3642. No communication shall be binding upon the Trust Funds or the Trustee until it is received by the Trustee and unless it is in writing and signed by an authorized person. Notices to the Company shall be sent in writing attention to the Company's principal office to the Chief Financial Officer, c/o Trimble Navigation Limited, 585 N. Mary Avenue, Sunnyvale, California 94088-3642, or to such other address as the Company may specify. No notice shall be binding upon the Company until it is received by the Company.

         B........Legal  Counsel. The Trustee may consult with any legal counsel
("Legal Counsel"), except as provided in Article XVIII.C, for the purpose of obtaining advice on topics including but not limited to the construction of this Plan, its duties hereunder, or any act which it proposes to take or omit, and shall not be liable for any action taken or omitted in good faith pursuant to such advice. Expenses of Legal Counsel shall be deemed to be expenses of management and administration of the Trusts within the meaning of Article XV.D hereof.

         C........Trustee  Duties.  The Trustee shall discharge its duties under this Plan in a manner consistent with the objectives of this Plan. The Trustee shall not be liable for any loss sustained by the Trust Funds by reason of the purchase, retention, sale or exchange of any investment in good faith and in accordance with the provisions of this Plan. The Trustee shall have no responsibility or liability for any failure of the Company to make contributions to the Trust Funds or to pay vested accrued benefits when due. The Trustee's duties and obligations shall be limited to those expressly imposed upon it under the provisions of this Plan relating to the Trusts, and the Trustee shall not have responsibility under the provisions of this Plan relating to the Plan, notwithstanding any reference to the Plan.


                                  ARTICLE XVII

                           INDEMNIFICATION OF TRUSTEE

         To the fullest extent permitted by law, the Company agrees to indemnify, to defend, and to hold harmless the Trustee against any liability whatsoever for any action taken or omitted by such Trustee in good faith in connection with this Plan or duties hereunder and for any expenses or losses for which the Trustee may become liable as a result of any such actions or non-actions unless resultant from gross negligence or willful misconduct.


                                  ARTICLE XVIII

              RESIGNATION AND REMOVAL OF TRUSTEE AND LEGAL COUNSEL

         A........Resignation.  The  Trustee  may resign  upon thirty (30) days'
prior written notice to the Company, except that any such resignation shall not be effective until a successor trustee has been appointed, and such successor has accepted the appointment in writing, but in any event no later than ninety
(90) days after such resignation. The Company shall condition its acceptance of such successor on the obtaining from such successor of a written statement that the successor has read this Plan and Trust Agreement and understands its obligations thereunder.

         B........Removal.  The Company may remove the Trustee  upon thirty (30)
days' prior written notice to the Trustee. Any such removal shall not be effective until the close of such notice period and delivery by the Company to the Trustee of (i) an instrument in writing appointing a successor trustee, (ii) an acceptance of such appointment in writing executed by such successor, and
(iii) a written statement by such proposed successor that the successor has read this Plan and Trust Agreement and understands its obligations thereunder.

         C........Successor  Trustee.  Upon the  resignation  or  removal of the
Trustee and appointment of a successor, the Trustee shall transfer and deliver the Trust Funds to such successor. Following the effective date of the appointment of the successor, the Trustee's responsibility hereunder shall be limited to managing the assets in its possession, transferring such assets to the successor and settling its final account. Neither the Trustee nor the successor shall be liable for the acts of the other. All of the provisions set forth herein with respect to the Trustee shall relate to each successor with the same force and effect as if such successor had been originally named as the Trustee hereunder.


                                   ARTICLE XIX

                 DURATION AND TERMINATION OF TRUST AND AMENDMENT

          A........Irrevocable.  The Trusts are hereby declared to be irrevocable and shall continue until all vested accrued benefits have been paid.

         B........Termination  of  Trust.  If the  Trusts  terminate  under  the provisions of Article XIX.A, the Trustee shall liquidate the Trust Funds and, after their final accounting has been settled, shall distribute to the Company the net balance of any assets of the Trust Funds remaining after all vested accrued benefits and administration expenses have been paid. Upon making such distribution, the Trustee shall be relieved from all further liability.

         C........Plan  Amendment.  This  Plan  may  be  amended,  or  the  Plan terminated or suspended, by an instrument in writing executed on behalf of the Company by the President of the Company or the Administrator, or a duly appointed representative of the Board of Directors and delivered to the Trustee, provided, however, that (i) no amendment will be made to this Plan which will cause this Plan, the Trusts or the assets of the Trust Funds to be governed by or subject to Part 2, 3 or 4 of Title I of ERISA, (ii) no such amendment shall adversely affect any Trust Beneficiary's accrued benefit, (iii) no such amendment shall increase the duties or responsibilities of the Trustee unless the Trustee consents thereto in writing, (iv) no such amendment which would cause the Trusts to be other than "grantor trusts," or have contributions to the Trusts by the Company, or income and gains of the Trust Funds, constitute a taxable event to the Trusts or to the Executives, and (v) no such amendment shall cause the vested accrued benefit paid to Trust Beneficiaries from the Trust Fund to become nondeductible to the Company in the year of payment.


     ARTICLE XX

     MISCELLANEOUS

         A........California  Law.  This Plan and the Trusts  hereby  created shall be construed and regulated by the laws of the State of California.

         B........Headings.  The headings of sections in this Plan are used herein for convenience of reference only and in case of any conflict the text of this Plan shall control.

         C........Successorship.  This Plan shall be  binding  upon and inure to the benefit of any successor to the Company or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise, and any subsequent successor thereto; and any such successor shall be deemed to be the "Company" under this Plan. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to the Company or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Article XVI.A of this Plan. In no event shall any such transaction described herein suspend or delay the rights of Trust Beneficiaries to receive their vested accrued benefits hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


TRIMBLE NAVIGATION LIMITED          TRUSTEE


By:
                                                      John H. Barnet
Title:

Date:                                                         Date:

                           TRIMBLE NAVIGATION LIMITED
                     NONQUALIFIED DEFERRED COMPENSATION PLAN
                         DEFERRED COMPENSATION AGREEMENT



1. I acknowledge that the terms and conditions of the Trimble Navigation Limited Nonqualified Deferred Compensation Plan ("Plan") have been explained to me, including the tax consequences of my decision to participate in the Plan.

2. I agree to defer all or a portion of my current income, and to have that income paid to me at a later date pursuant to the terms and conditions of the Plan, which is incorporated by reference, in its entirety, in this Agreement.

3. I acknowledge that under the terms of the Plan, no payments can be made in the event Trimble Navigation Limited is Insolvent (as defined in the Plan).

4. I understand that this Agreement is not an employment agreement, does not guarantee that I will receive any predetermined amount of compensation, and does not guarantee that I will receive any bonus.

5. I understand that any income I defer will be held as an asset of Trimble Navigation Limited and will remain subject to the claims of the general creditors of Trimble Navigation Limited.

ELECTION TO DEFER INCOME

I hereby elect to defer

          % of my future salary (between 1% and 100%)

          % of any future bonus (between 1% and 100%)

I understand that I may discontinue deferral of future Compensation at any time during the year, but that I may make no other change in the Agreement until the beginning of the calendar year after I have notified Trimble Navigation Limited in writing of the change I desire. I also understand that if I discontinue deferral of future Compensation during the year, I cannot restart deferral until the beginning of the succeeding calendar year.

DISTRIBUTION

I understand that all vested amounts held for my benefit under the Plan shall begin to be distributed upon the earlier of my termination of employment with Trimble Navigation Limited for any reason, including retirement, disability or death, or upon a change of control or unforeseen emergency as described in the Plan. In addition, I may elect to commence an early distribution (an "Early Distribution Election") prior to such dates by making the following election:

Distribution of vested amounts held for my benefit under the Plan should commence:

                  3 years after the date of this Agreement
                                    or
                  5 years after the date of this Agreement

I understand that an Early Distribution Election cannot be changed, except to make a one-time only election to extend the deferral period which must be made at least one year before the deferral period ends.

METHOD OF PAYMENT (One method must be checked in order for this to be a valid Agreement)

Subject to the preceding election, if any, I elect that the payment of all vested amounts due me under this Agreement and the Plan shall be made in the following manner:

       One single lump sum payment paid as soon as administratively possible following termination of employment or my death.

       Annual installments equal to 1/n of the assets on deposit in the trust credited to my account, where n is the number of installments remaining to be paid. I hereby elect _____ annual payments (not to exceed 10 years), with the first payment being made in the year in which I terminate from employment or die, whichever first occurs.

       Annual installments equal to a specified % of the vested assets credited to my account under the Trust. I hereby elect _____ annual payments (not to exceed 10 years). Please indicate the installment % by year in the following space provided:

                  Year                 %

                           1
                                    ---------
                           2
                                    ---------
                           3
                                    ---------
                           4
                                    ---------
                           5
                                    ---------
                           6
                                    ---------
                           7
                                    ---------
                           8
                                    ---------
                           9
                                    ---------
                           10       100%

I understand that my elected method of distribution can be changed up to 90 days prior to the date of actual distribution.

I understand further that my elected method of distribution may be modified by Trimble Navigation Limited at any time prior to my termination of employment, provided that any such modification that impairs my rights under this Agreement and the Plan shall be subject to my consent.

DESIGNATED BENEFICIARY

In the event that I should die before all amounts payable to me under the Plan have been paid, I designate the following beneficiary to receive the remainder of my interest under the Plan. I understand that I may change this Designated Beneficiary at any time on written notice to Trimble Navigation Limited.

       Please follow the Beneficiary Election on file for the Trimble Navigation Limited Savings and Retirement Plan.

                             or

          Name(s) and Relationship:



The foregoing Election is voluntarily made by me after reviewing the terms of the Plan and with knowledge that this Election is irrevocable until changed in accordance with the terms of the Plan.


                           Agreed:
(Signature)
                           TRIMBLE NAVIGATION LIMITED

(Print Name)
                           By

(Social Security Number)


(Date)                     (Date)



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